First Quarter 2007 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private
Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-
looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties and other future cash flows, or the market value of our assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in the financial or operating performance of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company;
changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
The following factors, among others, could cause the actual results of our recent acquisition of PennFed Financial Services, Inc. (“PennFed”) and/or the pending acquisition of 11 branches from Doral Bank, FSB (“Doral”) to differ materially from the expectations stated in this presentation:  the ability of New York Commercial Bank and Doral to obtain the necessary regulatory approvals of the branch acquisition; the ability of the Company to successfully integrate the assets, liabilities, customers, systems, and any personnel it has acquired, or may acquire, into its operations pursuant to the PennFed and Doral branch acquisitions; and the ability to realize the related revenue synergies and cost savings within the expected time frames.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control. In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place in the future, and acquisitions involving cash, debt, or equity securities may occur.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

With assets of approximately $30.8 billion:
(a)(b)
-
We operate the 4th largest thrift in the nation and the largest in New York
State.
(c)
With a portfolio of approximately $14.3 billion:
(d)
-
We are the leading producer of multi-family loans for portfolio in New York
City.
(c)
With deposits of approximately $14.4 billion:
(e)
-
We operate the 4th largest thrift depository in our market.
(c)
-
We operate the 16th largest commercial bank depository in our market.
(c)
With our acquisition of PennFed Financial Services, Inc. (PFSB) on April 2, 2007:
-
We operate the 2nd largest thrift depository in Essex County, New Jersey and the 5th largest overall in the six NJ counties we serve.
(c)
We are a leading financial institution in the competitive New York metropolitan region.
(a) Includes total assets of approximately $2.3 billion acquired with PFSB on 4/2/07 and assets of approximately $471 million to be acquired in our pending branch transaction with Doral Bank, FSB (“Doral”).
(b) Does not reflect the post-merger repositioning of our balance sheet.
(c) SNL DataSource
(d) Includes approximately $23.4 million of multi-family loans acquired with PFSB on 4/2/07 and approximately $18.9 million to be acquired in our pending branch transaction with Doral.
(e) Includes deposits of approximately $1.6 billion acquired with PFSB on 4/2/07 and approximately $359 million to be acquired in our pending branch transaction with Doral.

- New York Community Bancorp, Inc.
  - New York Community Bank (Member FDIC)
    - Queens County Savings Bank
    - Roslyn Savings Bank
    - Richmond County Savings Bank
    - First Savings Bank of New Jersey
    - CFS Bank — Complete Financial Services
    - Roosevelt Savings Bank
    - Ironbound Bank
    - Penn Federal Savings Bank
  - New York Commercial Bank (Member FDIC)
    - Atlantic Bank

4 We are structured as a multi-bank holding company with two bank subsidiaries operating nine divisional banks. Community Bank Divisions Commercial Bank Division

5 Our Market * * * * * * * *

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
New Jersey
Ocean

With the acquisition of 11 branches from Doral Bank, FSB, we will expand our footprint in New York City.
New York Community Bank
New York Commercial Bank
Branches to be acquired from Doral Bank,
FSB by New York Commercial Bank

With Doral, we will have 198 locations serving consumers and businesses throughout Metro New York.
3
--
--
--
--
--
1
1
--
1
Customer
Convenience
Centers

(a)
7
(a)
1 -- Manhattan
35 2 10 23 Nassau
15 -- -- 15 Essex, New Jersey
Commercial
Bank
Community
Bank
17 -- 2 15 Other New Jersey
14
(a)
6
(a)
4 4 Brooklyn
198
(a)
38
(a)
47 110 Total
9 4 4 1 Bronx and Westchester
23 -- 5 17 Staten Island
32 8 14 9 Suffolk
45
(a)
11
(a)
7 26 Queens
Total
Traditional
Branches
In-store
Branches
Traditional
Branches Market Served
(a) Pending regulatory approval.  We currently have five Commercial Bank branches in Manhattan, three in Brooklyn, and five in Queens.

QUEENS COUNTY SAVINGS BANK
ATM

ROSLYN
SAVINGS BANK

ATLANTIC BANK

8 Our branch network features a convenient mix of traditional & in-store and urban & suburban locations.

We compete very effectively against New York’s money center
banks.
NASSAU COUNTY, NY
100.00 $49,220,400 Total for Institutions in Market
2.25 1,109,590 Signature Bank 10
4.07 2,001,685 HSBC Holdings plc 9
4.69 2,306,740 Commerce Bancorp Inc. 8
5.18 2,551,880 Bank of America Corp. 7
7.30 3,592,143 Washington Mutual Inc. 6
10.04 4,942,587 Astoria Financial Corp. 5
11.20 5,512,324 New York Community 4
12.64 6,220,195 Citigroup Inc. 3
13.16 6,479,473 Capital One Financial Corp. 2
16.56% $  8,148,830 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
QUEENS COUNTY, NY
(a)
100.00 $37,959,231 Total for Institutions in Market
2.32 881,257 Flushing Financial Corp. 10
2.56 970,644 Sovereign Bancorp Inc. 9
2.81 1,064,945 Washington Mutual Inc. 8
3.89 1,476,714 Ridgewood Savings Bank 7
7.07 2,685,273 HSBC Holdings plc 6
8.08 3,065,367 New York Community 5
8.32 3,157,905 Astoria Financial Corp. 4
12.44 4,722,978 Capital One Financial Corp. 3
13.53 5,135,605 Citigroup Inc. 2
18.97% $  7,199,592 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
(dollars in thousands)
Source:  SNL DataSource
(a)   Pro forma for the pending acquisition of six branches from Doral Bank, FSB.
(b)   Includes deposits acquired with PFSB on 4/2/07.
STATEN ISLAND, NY
100.00 $8,496,029 Total for Institutions in Market
1.71 145,351 Capital One Financial Corp. 10
2.41 204,733 VSB Bancorp Inc. 9
3.02 256,278 HSBC Holdings plc 8
4.00 339,897 Commerce Bancorp Inc. 7
7.11 603,776 Washington Mutual Inc. 6
8.91 757,151 NSB Holding Corp. 5
11.87 1,008,144 Citigroup Inc. 4
12.21 1,037,444 JPMorgan Chase & Co. 3
17.99 1,528,359 New York Community 2
29.33% $2,491,607 Sovereign Bancorp Inc. 1
Market
Share Deposits Institution Rank
SUFFOLK COUNTY, NY
100.00 $33,793,788 Total for Institutions in Market
2.66 900,089 Commerce Bancorp Inc. 10
3.50 1,183,588 Suffolk Bancorp 9
4.48 1,512,730 Bank of America Corp. 8
4.59 1,550,614 New York Community 7
4.93 1,666,075 HSBC Holdings plc 6
7.24 2,445,807 Citigroup Inc. 5
7.82 2,642,889 Washington Mutual Inc. 4
9.08 3,069,546 Astoria Financial Corp. 3
19.16 6,473,902 JPMorgan Chase & Co. 2
26.03% $  8,795,547 Capital One Financial Corp. 1
Market
Share Deposits Institution Rank
ESSEX COUNTY, NJ
(b)
100.00 $15,835,652 Total for Institutions in Market
4.47 708,081 Investors Bancorp Inc. 10
4.48 709,304 Commerce Bancorp Inc. 9
6.11 966,905 Hudson City Bancorp Inc. 8
6.11 967,395 New York Community 7
6.54 1,035,703 JPMorgan Chase & Co. 6
7.54 1,194,135 Bank of America Corp. 5
8.14 1,289,226 Valley National Bancorp 4
8.67 1,372,355 PNC Financial Services 3
10.53 1,667,929 Sovereign Bancorp Inc. 2
17.41% $  2,756,217 Wachovia Corp. 1
Market
Share Deposits Institution Rank

10 1st Quarter 2007 Performance Highlights * * * * * * * * *

Our 1Q 2007 performance was highlighted by improved
operating metrics.
Operating Earnings Growth:
-
Our operating EPS rose $0.01on a linked-quarter basis, the first sequential improvement since
3Q 2004.
(a)
Margin Expansion:
-
Our net interest margin rose five basis points linked-quarter and four basis points year-
over-year.
Higher Average Yield on Loans:
-
At 6.14%, our average yield on loans was up six basis points linked-quarter and 33 basis points year-over-year.
Strong Loan Production:
-
Originations totaled $1.2 billion in the quarter, with mortgage loans representing $909 million, or 76.4%.
Solid Asset Quality:
-
Charge-offs totaled $68,000, representing 0.0003% of average loans.
Strong Operating Efficiency:
-
Our efficiency ratio was 40.73%.
Tangible Capital Strength:
-
Tangible stockholders’ equity equaled 5.86% of tangible assets excluding after-tax mark-to-
market adjustments on securities; including adjustments, the ratio was 5.70% at March 31st.
(b)
(a) Please see page 32 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 35 for a reconciliation of our GAAP and non-GAAP capital measures.

Notwithstanding the inversion of the yield curve, our net interest margin remained stable in 2006 and improved in 1Q 2007.
3.83
4.57
4.22
2.27%
$8,746
5.86
6.08%
4Q 2006
3.56
4.07
4.14
2.29%
$5,305
5.62
5.85%
2Q 2006
3.45
3.72
4.13
2.28%
$10,149
5.56
5.81%
1Q 2006
56.5% $13,691 $5,320 Prepayment penalties
6 bp 4.28 4.18 Average cost of borrowed funds
6 bp 3.89 3.74 Average cost of funds
8 bp 4.65 4.34 Average cost of CDs
5 bp 2.32% 2.24% Net interest margin
10 bp 5.96 5.74 Average yield on assets
6 bp 6.14% 5.94% Average yield on loans
1Q 2007
Linked-quarter
Increase 1Q 2007 3Q 2006
(dollars in thousands)

We continue to rank among the most efficient bank holding
companies in the nation.
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
Efficiency Ratio
U.S. Thrifts
(a)
NYB
(b)
62.44% 62.54%
63.07%
62.40%
64.53%
66.03%
64.81%
67.45%
75.02%
31.16%
30.20%
30.50%
25.32%
23.59%
21.46%
28.86%
37.59%
40.73%
1999 2000 2001 2002 2003 2004 2005 2006 1Q 2007

Our longstanding record of asset quality was extended in
1Q 2007.
(a) SNL DataSource
U.S. Thrifts
(a)
NYB
Non-performing Assets / Total Assets
0.78%
0.49%
0.60%
0.62%
0.52%
0.44%
0.43%
0.47%
0.49%
0.17%
0.19% 0.19%
0.15% 0.15%
0.12%
0.11%
0.08%
0.09%
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 3/31/07

Both of our bank subsidiaries are well capitalized institutions:
The strength of our tangible capital continues to facilitate the payment of a strong quarterly cash dividend.
3/31/07
10.73% 7.46% Leverage capital ratio
Commercial Bank Community Bank
Our tangible capital measures grew on a linked-quarter basis and year-over-year:
5.66
5.47%
$1.4
12/31/06
5.86 5.29
Tangible equity/tangible assets
excluding after-tax mark-to-market
adjustment on securities
(a)
5.70% 5.03% Tangible equity/tangible assets
(a)
$1.5 $1.3 Tangible stockholders’ equity
(a)
3/31/07 3/31/06
(dollars in billions)
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994 and currently provides a yield of approximately 5.7%.
(a) Please see pages 34 and 35 for a reconciliation of our GAAP and non-GAAP capital measures.

16 Our Business Model * * * * * * * * * *

The foundation for our success is a consistent business model that has focused on building value while building the Company.
(a) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
The origination of multi-family loans:
-
$19.0 billion of multi-family loans originated since January 2000, including $2.8 billion in 2006 and $657 million in 1Q 2007
The maintenance of strong credit standards, resulting in a consistent record of solid asset quality:
-
Charge-offs of $420,000 in 2006 and $68,000 in 1Q 2007 – all on acquired assets
-
No net charge-offs for 40 consecutive quarters (4Q 1994 - 3Q 2004)
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 37.59% in 2006 and 40.73% in 1Q 2007
(a)
The growth of our business through accretive merger transactions:
-
November 2000: Haven Bancorp, Inc. (HAVN)
-
July 2001: Richmond County Financial Corp. (RCBK)
-
October 2003: Roslyn Bancorp, Inc. (RSLN)
-
December 2005: Long Island Financial Corp. (LICB)
-
April 2006: Atlantic Bank of New York (ABNY)
-
April 2007: PennFed Financial Services, Inc. (PFSB)

Our multi-family lending niche is profitable, efficient, and resilient.
Niche:  Primarily rent-controlled and -stabilized buildings in NYC
Borrowers: Long-term property owners with a history of building cash flows, often on buildings that have been in their families for multiple generations
Term:   Years 1 – 5:   Fixed at 150 bp above the 5-year CMT
Years 6 – 10: Monthly adjustable rate 250 bp above prime, or fixed rate 275 bp above the 5-year CMT plus 1 point
Prepayment Range from 5 points to 1 point in years 1 through 5; recorded penalties: as interest income
Efficiency: Less costly to originate and service than one-to-four family loans
Quality: No losses in our niche for more than 25 years

19 The majority of our multi-family loans are secured by rent-regulated buildings in Manhattan & Brooklyn.

% of total loans:  73.8%
Average principal balance:  $3.6 million
Average loan-to-value ratio:  63.8%
Expected weighted average life:  3.1 years
1Q 2007 originations:  $657 million
% of total loans originated in 2007:  55.2%
At 3/31/07 Multi-family Loan Portfolio
(a)
(in millions)
Multi-family loans have grown at a CAGR of 38.4% since 12/31/99.
(a) Amounts exclude net deferred loan origination fees and costs.
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,232
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 3/31/07

The quality of our assets reflects our strong credit and
underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio:  120%
All loans approved by the Mortgage and Real Estate Committee or the
Credit Committee (a majority of the Board of Directors)
Director and executive officer inspect all properties over $3 million
Board of Directors approves all loans over $10 million
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and commercial real estate loans based on the lower of economic or market value
Construction loans disbursed upon receipt of signed contract of sale

Our efficiency has been driven by our approach to lending,
product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
47 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

Acquisitions have strengthened and enhanced the quality of
our balance sheet.
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets
(a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity
(a)
30.8 26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-
market adjustment on securities
(a)
14.4 12.1 10.3 5.5 3.3 1.0 Total deposits
7.1 6.9 6.0 3.0 1.4 0.4 Core deposits
21.2 17.0 10.5 5.4 3.6 1.6 Total loans
$14.3 $12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
198 152 139 120 86 14 Number of branches
Pro Forma
w/ PFSB
and Doral
(b)(c)(d)
3/31/07
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see page 34 for a reconciliation of our GAAP and non-GAAP capital measures.
(b) The acquisition of PFSB was completed on 4/2/07.
(c) We expect to acquire assets of approximately $471 million, loans of approximately $209 million, and deposits of approximately $359 million in connection with the pending acquisition of 11 branches from Doral Bank, FSB.
(d) Pro forma data does not reflect the post-merger repositioning of our balance sheet.

In addition, our acquisitions have contributed to the
achievement of several key goals.
Provides opportunities for profitable post-merger
balance sheet repositioning
ABNY
Provides cost-effective deposits to fund loan growth
Extends our geographic footprint within the Metro
New York region
Strengthens our deposit market share in existing
markets
Immediately accretive to GAAP and cash earnings
PFSB LICB RSLN RCBK HAVN

(dollars in millions)
45.7% 41.2%
% of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06
Cash flows from the sale of acquired assets have been converted into securities and then into loans.
12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
Loans
Securities
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8%
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
16.9% 68.9%
3/31/07
$1,611
$3,636
$5,405
$5,489
$10,499
$10,919
$13,396
$17,029
$19,653
$19,287
$197
$526
$2,578
$4,652
$9,500
$12,119
$7,081
$5,637
$4,742
$4,926

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$7,324
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$5,675
$720
$739
$846
$1,123
$1,384
$465
$455
$171
$40
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 3/31/07
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  43.0% CAGR
Core deposits:  47.7% CAGR
Demand deposits:  63.0% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
(in millions)
Deposits
Additional funding has stemmed from acquired deposits.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
$14,383
Pro Forma
w/ PFSB
& Doral (a)
(a) Includes deposits of approximately $1.6 billion acquired with PFSB on 4/2/07 and approximately $359 million to be acquired in the pending
Doral transaction early in 3Q 2007.

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,274
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$6,933
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 3/31/07
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Amounts exclude net deferred loan origination fees and costs.
(b) Includes loans of approximately $1.7 billion acquired with PFSB on 4/2/07 and approximately $209 million to be acquired in the pending Doral transaction early in 3Q 2007.
(c) Does not reflect the post-merger repositioning of our balance sheet.
$5,405 $5,489 $10,499
Loans Outstanding
(a)
Multi-family loans:  38.5% CAGR
Total loans:  42.7% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our growth has been organic.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
Total Loans:
$21,207
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
Pro Forma
w/ PFSB
& Doral (b)(c)

Our acquisitions of LICB and ABNY provided us with an
established commercial bank platform.
Diversified our depositor/borrower base
Enhanced our interest rate risk profile by replacing higher-cost funding with lower-cost core and non-interest-bearing deposits
Provided the opportunity to cross-sell commercial bank products in our savings bank branches
Added commercial lending expertise to our management team
Enhanced our asset mix with C&I loans to small and mid-size
businesses
ABNY LICB

The expansion of our franchise is progressing on schedule.
(a) Pending receipt of regulatory approvals.
PennFed:
-
Completed the transaction on April 2, 2007.
-
Sold or securitized $1.4 billion of PennFed’s one-to-four family loans on April 30, 2007.
-
Sold the related securities in May.
-
Conversion of PennFed’s systems to New York Community Bank’s systems is slated for August 2007.
Doral Branch Acquisition:
-
Announced on March 15, 2007.
-
All regulatory applications were filed in April.
-
Completion of the transaction and conversion of the Doral branches to New York
Commercial Bank’s systems is currently slated for July 2007.
(a)

We are committed to building value in 2007.
Our Goals
Enhance our asset mix by originating C&I loans to small and mid-size businesses in our market, while growing our multi-family, construction, and commercial real estate loan portfolios
Maintain the quality of our assets by adhering to our traditional credit standards
Utilize the cash flows from the sale of securities and 1- 4 family loans to originate higher-
yielding multi-family and other loans and/or reduce our higher-cost funding sources
Expand and diversify our deposit mix
Continue to improve our net interest margin
Increase our revenues through the cross-sale of products and services
Maintain a strong level of efficiency
Grow our operating earnings
Demonstrate our capacity to execute accretive merger transactions while enhancing the value of our franchise
Improve customer service
Maintain the strength of our tangible capital measures
Maintain our dividend

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
5/9/2007
For More Information

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended December 31, 2006 and
March 31, 2007.
For the Three Months Ended
$0.18 $0.22 Diluted GAAP Earnings per Share
Adjustments to diluted GAAP earnings per share:
0.02 -- Merger-related charge
-- -- Loss on debt redemption
0.01 -- Retirement charge
-- -- Loss on mark-to-market of interest rate swaps
$0.21 $0.22 Diluted operating earnings per share
5,744 -- Merger-related charge
1,859 -- Loss on debt redemption
$61,708
(2,088)
--
3,072
$53,121
December 31,
2006
$68,819
--
--
--
$68,819
March 31,
2007
Adjustments to GAAP earnings:
Operating earnings
Loss on mark-to-market of interest rate swaps
Income tax effect on adjustments
Retirement charge
GAAP Earnings
(in thousands, except per share data)

Reconciliation of GAAP and Non-GAAP Measures
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, 2005, and 2006. For the year ended December 31, 2002 and the three months ended March 31, 2007, the Company’s GAAP and operating efficiency ratios were the same.
-- -- (24,800) -- (22,800) -- (20,423) -- -- -- (36,588) -- (5,744) -- Merger-related charge
(735) -- -- -- -- -- -- -- -- -- -- -- (3,072) -- Retirement charge
-- -- -- -- -- -- -- -- -- -- -- -- 6,071 -- swaps
Loss on mark-to-market of interest rate
-- -- -- -- -- -- -- -- -- -- -- -- 1,859 -- Loss on debt redemption
For the Years Ended December 31,
1999 2000 2001 2003 2004 2005 2006
-- -- -- -- -- -- -- -- 157,215 -- -- -- -- -- Balance sheet repositioning charge
37.59%
$247,546
--
$256,362
$658,486
--
--
$650,556
Operating
39.41%
$256,362
--
$256,362
$650,556
--
--
$650,556
GAAP
Adjustment:
Adjustments:
38.04%
$112,757
--
$112,757
$296,431
--
--
$296,431
GAAP
30.50%
$  89,957
--
$112,757
$294,931
(1,500)
--
$296,431
Operating
30.20%
$  24,530
--
$  49,330
$  81,226
(13,500)
--
$  94,726
Operating
52.08%
$49,330
--
$49,330
$94,726
--
--
$94,726
GAAP
21.46%
$193,632
--
$193,632
$902,464
--
8,209
$737,040
Operating
31.16% 29.95% 23.59% 25.32% 26.27% 28.86% 34.14% Efficiency ratio
$22,255 $21,390 $148,950 $169,373 $193,632 $200,033 $236,621 Adjusted operating expenses
1,600 -- -- -- -- -- -- Curtailment gain
$21,390 $21,390 $169,373 $169,373 $193,632 $236,621 $236,621 Operating expenses
$71,426 $71,426 $631,349 $668,962 $737,040 $693,068 $693,068 non-interest income
-- -- (37,613) -- -- -- -- Gain on sale of branches
Adjusted total net interest income and
-- -- -- -- -- -- -- impairment
Loss on other-than-temporary
$71,426 $71,426  $668,962 $668,962 $737,040 $693,068 $693,068
Total net interest income and
non-interest income
Operating GAAP Operating GAAP GAAP Operating GAAP (dollars in thousands)

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, and 2006:
December 31,
1999 2000 2001 2002 2003 2004 2005 2006 (dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to adjusted
tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47% Tangible stockholders’ equity to tangible assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at March 31, 2006 and 2007:
For the Three Months Ended
5.86%
$25,775,747
43,854
$25,731,893
$1,509,439
43,854
$1,465,585
5.70%
13.27%
$25,731,893
(101,379)
(2,144,642)
$27,977,914
$  1,465,585
(101,379)
(2,144,642)
$  3,711,606
March 31, 2007 March 31, 2006 (dollars in thousands)
(82,614) Core deposit intangibles
5.29% Adjusted tangible stockholders’ equity to adjusted tangible assets
$25,142,659 Adjusted tangible assets
69,302 Add back:  Net unrealized losses on securities
$25,073,357 Tangible assets
$1,330,261 Adjusted tangible stockholders’ equity
69,302 Add back:  Net unrealized losses on securities
$1,260,959 Tangible stockholders’ equity
5.03% Tangible stockholders’ equity to tangible assets
12.25% Stockholders’ equity to total assets
$25,073,357 Tangible assets
(1,981,053) Less: Goodwill
$27,137,024 Total assets
$  1,260,959 Tangible stockholders’ equity
(82,614) Core deposit intangibles
(1,981,053) Less: Goodwill
$  3,324,626 Total stockholders’ equity